NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
                  NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
                                605 Third Avenue
                          New York, New York 10158-0180

                        ---------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        ---------------------------------

To our Stockholders:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Meeting") of each of Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc. and Neuberger Berman Real Estate Income Fund Inc. (each, a "Fund" and collectively, the "Funds"), will be held on Tuesday, March 4, 2003, at 10:30 a.m. Eastern time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698 for the following purposes:

      (1) To elect five Class I Directors to serve until the annual meeting of stockholders in 2006, or until their successors are elected and qualified; and

      (2) To consider and act upon any other business that may properly come before the Meeting or any adjournments thereof.

      You are entitled to vote at the Meeting of your Fund and any adjournments thereof if you owned Fund shares at the close of business on January 16, 2003 ("Record Date"). If you attend the Meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE. You may also vote by telephone or on the Internet by following the instructions on the enclosed proxy card. However, any proposal submitted to a vote at the meeting by anyone other than the officers or directors of the Funds may be voted only in person or by written proxy.

      We will admit to the Meeting (1) all stockholders of record of the Funds as of the Record Date, (2) persons holding proof of beneficial ownership at the Record Date such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. ALL PERSONS WISHING TO BE ADMITTED TO THE MEETING MUST PRESENT PHOTO IDENTIFICATION. IF YOU PLAN TO ATTEND THE MEETING, PLEASE CONTACT US AT 877-461-1899, CHECK THE APPROPRIATE BOX ON YOUR PROXY CARD OR REGISTER YOUR INTENTION WHEN VOTING BY TELEPHONE OR ON THE INTERNET, ACCORDING TO THE INSTRUCTIONS PROVIDED.

      Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted.


                                    By order of the Board of Directors,


                                    Claudia A. Brandon
                                    Secretary

Dated:  January 30, 2003

--------------------------------------------------------------------------------
                    YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
                            SHARES OF STOCK YOU OWN.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

      IF YOU OWN SHARES OF MORE THAN ONE FUND, THERE WILL BE SEVERAL PROXY CARDS ENCLOSED. PLEASE FILL OUT AND RETURN EACH ONE.

      STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED FORM OF PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

      TO AVOID THE ADDITIONAL EXPENSE TO THE FUNDS OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
                  NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
                                605 Third Avenue
                          New York, New York 10158-0180

                              ---------------------
                                 PROXY STATEMENT

                              ---------------------

                         Annual Meeting of Stockholders
                                  March 4, 2003

                                  INTRODUCTION

      This Proxy Statement is furnished to the stockholders of each of Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc. and Neuberger Berman Real Estate Income Fund Inc. (each, a "Fund" and collectively, the "Funds"), by the Board of Directors of each Fund in connection with the solicitation of stockholder votes by proxy to be voted at the Annual Meeting of Stockholders or any adjournments thereof ("Meeting") to be held on Tuesday, March 4, 2003 at 10:30 a.m. Eastern time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698. The matters to be acted upon at the Meeting are set forth in the accompanying Notice of Annual Meeting.

      If the enclosed form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. You may also vote by telephone or on the Internet by following the instructions on the proxy. A proxy may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a subsequently dated proxy or by attending the Meeting and voting in person. However, if no instructions are specified on a proxy, shares will be voted "FOR" the election of each nominee for Director and "FOR" or "AGAINST" any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

      The close of business on January 16, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting ("Record Date"). On that date, each Fund had the following number of shares of common stock ("Common Shares") and Auction Market Preferred Shares (collectively, "AMPS") outstanding and entitled to vote:

--------------------------------------------------------------------------------
Fund                                           Shares of Common      AMPS
                                               Stock Outstanding     Outstanding
--------------------------------------------------------------------------------
Neuberger Berman Intermediate Municipal Fund   20,681,981            7,176
Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund                                           Shares of Common      AMPS
                                               Stock Outstanding     Outstanding
--------------------------------------------------------------------------------
Neuberger Berman California Intermediate       6,791,981             2,360
Municipal Fund Inc.
--------------------------------------------------------------------------------
Neuberger Berman New York Intermediate         5,571,981             1,930
Municipal Fund Inc.
--------------------------------------------------------------------------------
Neuberger Berman Real Estate Income Fund       4,556,981             0
Inc.*

      *As of the Record Date, Neuberger Berman Real Estate Income Fund Inc. had no preferred stock outstanding.

      All of each Fund's outstanding Common Shares and AMPS will vote together as a single class. Each full share of the Fund's Common Shares or AMPS is entitled to one vote and each fractional share of the Fund's Common Shares or AMPS is entitled to a proportionate share of one vote. It is expected that the Notice of Annual Meeting, this Proxy Statement and form of proxy first will be mailed to stockholders on or about January 30, 2003.

      The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy. Supplementary solicitations may be made by mail, telephone, electronic transmission or in person by regular employees of Neuberger Berman Management Inc. ("NB Management"), affiliates of NB Management or other representatives of the Funds. NB Management serves as the Funds' investment manager and administrator and is located at 605 Third Avenue, 2nd Floor, New York, New York 10158-0180. All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares, will be borne by each respective Fund.

      The presence at the Meeting, in person or by proxy, of stockholders entitled to cast 33 1/3% of the votes is required for a quorum. The affirmative vote of a plurality of each Fund's outstanding Common Shares and AMPS, voting as a single class, is required to elect each Director. With respect to other items of business (and the Funds are not currently aware of any other items to be brought before the Meeting), if a quorum is present at the Meeting but sufficient votes to approve a proposed item are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Subject to the rules established by the Chairman of the Meeting, such adjournments may be effected by the holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy, or, if no stockholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of the Meeting. In the former case, the persons named as proxies will vote those proxies which they are entitled to vote in favor of such item "FOR" such an adjournment, and will vote those proxies required to be voted against such item "AGAINST" such an adjournment. A stockholder vote may be taken on the nominations in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

      Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present. Accordingly, abstentions and broker non-votes effectively will be a vote against any adjournment, but will have no effect on the election of the Directors because the required vote is a plurality of the Fund's outstanding Common Shares and AMPS.

      As of January 16, 2003 the Funds do not know of any person who owns beneficially or of record 5% or more of the outstanding Common Shares or AMPS of the Funds.

      In addition, the Directors and officers of each Fund, in the aggregate, owned less than 1% of each Fund's outstanding shares as of December 31, 2003.

      NB Management serves as the investment manager and administrator to each Fund. NB Management provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2002, NB Management and its affiliates had approximately $53.6 billion in assets under management. NB Management is located at 605 Third Avenue, New York, New York 10158-0180. NB Management retains Neuberger Berman, LLC, 605 Third Avenue, New York, New York 10158-3698, as sub-adviser with respect to each Fund. Neuberger Berman and NB Management are wholly owned subsidiaries of Neuberger Berman Inc., a publicly owned holding company owned primarily by Neuberger Berman employees, former principals and their affiliates.

      STOCKHOLDERS OF RECORD OR BENEFICIAL OWNERS AS OF THE RECORD DATE MAY OBTAIN A FREE COPY OF THE ANNUAL REPORT FOR NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC., NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC. AND NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC. FOR THE FISCAL PERIOD ENDED OCTOBER 31, 2002, INCLUDING AUDITED FINANCIAL STATEMENTS, BY WRITING NB MANAGEMENT AT 605 THIRD AVENUE, 2ND FLOOR, NEW YORK, NEW YORK 10158-0180, OR BY CALLING TOLL FREE 877-461-1899. BECAUSE NEUBERGER BERMAN REAL ESTATE INCOME FUND INC. COMMENCED OPERATIONS ON NOVEMBER 29, 2002, AND ITS FISCAL YEAR ENDS ON OCTOBER 31, 2003, IT DOES NOT YET HAVE AN ANNUAL REPORT.

                              ELECTION OF DIRECTORS
                                    PROPOSAL

      The Board of Directors of each Fund is divided into three classes (Class I, Class II and Class III). The terms of office of Class I, Class II and Class III Directors will expire at the annual meeting of stockholders held in 2003, 2004 and 2005, respectively, and at each third annual meeting of stockholders thereafter. Each Director shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The classification of each Fund's Directors helps to promote the continuity and stability of each Fund's management and policies because the majority of the Directors at any given time will have prior experience as Directors of the Fund. At least two stockholder meetings, instead of one, are required to effect a change in a majority of the Directors, except in the event of vacancies resulting from removal for cause or other reasons, in which case the remaining Directors may fill the vacancies so created, to the extent permitted by the Investment Company Act of 1940.

      Holders of each Fund's AMPS are entitled, as a class, to the exclusion of the holders of all other classes of stock of the Fund, to elect two Directors of the Fund (regardless of the total number of Directors serving on the Fund's Board of Directors). One of those two Directors is a Class II Director up for election in 2004 and the other is a Class III Director up for election in 2005; they are not nominees to be considered at the Meeting.

      The term of each current Class I Director expires in 2003, but each expressed his or her willingness to serve another term as Director of the Funds if nominated by the Board of Directors.

      The Nominating Committee reviewed the qualifications, experience and background of each incumbent Director. Based upon this review, the Committee determined that nominating the incumbents would be in the best interests of each Fund's stockholders. The Board believes that the incumbents are well suited for service on each Fund's Board due to their familiarity with the Funds as a result of their prior service as Directors, their knowledge of the financial services sector, and their substantial experience in serving as directors or trustees and officers of public companies and business organizations, including other investment companies.

      At a meeting on December 12, 2002 the Board of Directors received the recommendation of the Nominating Committee. After discussion and consideration of, among other things, the backgrounds of the incumbents, the Board voted to nominate Faith Colish, C. Anne Harvey, Cornelius T. Ryan, Peter P. Trapp and Peter E. Sundman for election as Class I Directors with a term expiring in 2006.

      It is the intention of the persons named in the enclosed form of proxy to vote in favor of the election of each nominee named in this Proxy Statement. Each nominee has consented to be named in this Proxy Statement and to serve as Director if elected. The Board of Directors has no reason to believe that any nominee will become unavailable for election as a Director, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board of Directors may recommend.

      None of the Directors is related to any other. The following tables set forth certain information regarding each Director of the Funds. Unless otherwise noted, each of the Directors has engaged in the principal occupation listed in the following table for five years or more. The business address of each listed person is 605 Third Avenue, New York, New York 10158.

                         INFORMATION REGARDING NOMINEES
                       FOR ELECTION AT 2003 ANNUAL MEETING

----------------------------------------------------------------------------------------------------
                                                         Number of
                                                         Portfolios in
                                                         Fund Complex    Other Directorships Held
Name, Age, and                                           Overseen by     Outside Fund Complex by
Address                 Principal Occupation(s)          Director        Director
----------------------------------------------------------------------------------------------------

                                     CLASS I

----------------------------------------------------------------------------------------------------
Independent Fund Directors*
----------------------------------------------------------------------------------------------------
Faith Colish (67)       Counsel to Carter Ledyard &      34              Director, American Bar
                        Millburn LLP (law firm) since                    Retirement Association
                        October 2002; prior thereto,                     (ABRA) since 1997
                        Attorney at Law and President,                   (not-for-profit
                        Faith Colish, A Professional                     membership association).
                        Corporation, 1980 to 2002.
----------------------------------------------------------------------------------------------------
C. Anne Harvey (65)     Consultant, C. A. Harvey         34              Member, Individual
                        Associates, since June 2001;                     Investors Advisory
                        Director, AARP, 1978 to                          Committee to the New York
                        December 2000.                                   Stock Exchange Board of
                                                                         Directors, 1998 to June
                                                                         2002; President, Board of
                                                                         Associates to The National
                                                                         Rehabilitation Hospital's
                                                                         Board of Directors, since
                                                                         2002; Member, American
                                                                         Savings Education Council's
                                                                         Policy Board (ASEC),
                                                                         1998-2000; Member,
                                                                         Executive Committee, Crime
                                                                         Prevention Coalition of
                                                                         America, 1997 - 2000.
----------------------------------------------------------------------------------------------------
Cornelius T. Ryan (71)  Founding General Partner,        34              Director, Capital Cash
                        Oxford Partners and Oxford                       Management Trust (money
                        Bioscience Partners (venture                     market fund), Naragansett
                        capital partnerships) and                        Insured Tax-Free Income
                        President,  Oxford Venture                       Fund, Rocky Mountain
                        Corporation.                                     Equity Fund, Prime Cash
                                                                         Fund, several private
                                                                         companies and QuadraMed
                                                                         Corporation (NASDAQ).
----------------------------------------------------------------------------------------------------
Peter P. Trapp (58)     Regional Manager for Atlanta     34
                        Region, Ford Motor Credit
                        Company since August, 1997;
                        prior thereto, President, Ford
                        Life Insurance Company, April
                        1995 until August 1997.
----------------------------------------------------------------------------------------------------
Director who is an "Interested Person"
----------------------------------------------------------------------------------------------------

                                                 5

----------------------------------------------------------------------------------------------------
                                                         Number of
                                                         Portfolios in
                                                         Fund Complex    Other Directorships Held
Name, Age, and                                           Overseen by     Outside Fund Complex by
Address                 Principal Occupation(s)          Director        Director
----------------------------------------------------------------------------------------------------
Peter E. Sundman**      Executive Vice President,        34              Executive Vice President
(43)                    Neuberger Berman since 1999;                     and Director, Neuberger
                        Principal, Neuberger Berman                      Berman Inc. (holding
                        from 1997 until 1999; Senior                     company) since 1999;
                        Vice President, NB Management                    President and Director,
                        from 1996 until 1999.                            NB Management since 1999;
                                                                         Director and Vice
                                                                         President, Neuberger &
                                                                         Berman Agency, Inc. since
                                                                         2000.
----------------------------------------------------------------------------------------------------

                                   INFORMATION REGARDING DIRECTORS
                                    WHOSE CURRENT TERMS CONTINUE

----------------------------------------------------------------------------------------------------
                                                         Number of
                                                         Portfolios in
                                                         Fund Complex    Other Directorships Held
Name, Age, and                                           Overseen by     Outside Fund Complex by
Address                 Principal Occupation(s)          Director        Director
----------------------------------------------------------------------------------------------------

                                    CLASS II

----------------------------------------------------------------------------------------------------
Independent Fund Directors*
----------------------------------------------------------------------------------------------------
John Cannon (73)        Consultant. Formerly, Chairman   34              Independent Trustee or
                        and Chief Investment Officer,                    Director of three series
                        CDC Capital Management                           of OppenheimerFunds:
                        (registered investment                           Limited Term New York
                        adviser), 1993-January 1999;                     Municipal Fund, Rochester
                        prior thereto, President and                     Fund Municipals, and
                        Chief Executive Officer, AMA                     Oppenheimer Convertible
                        Investment Advisors, an                          Securities Fund, since
                        affiliate of the American                        1992.
                        Medical Association.
----------------------------------------------------------------------------------------------------
Barry Hirsch (69)       Senior Counsel, Loews            34
                        Corporation (diversified
                        financial corporation) since
                        May 2002; prior thereto,
                        Senior Vice President,
                        Secretary and General Counsel,
                        Loews Corporation.
----------------------------------------------------------------------------------------------------

                                                 6

----------------------------------------------------------------------------------------------------
                                                         Number of
                                                         Portfolios in
                                                         Fund Complex    Other Directorships Held
Name, Age, and                                           Overseen by     Outside Fund Complex by
Address                 Principal Occupation(s)          Director        Director
----------------------------------------------------------------------------------------------------
Tom Decker Seip (52)    General Partner, Seip            34              Director, H&R Block, Inc.
                        Investments LP (a private                        (financial services
                        investment partnership);                         company) since May 2001;
                        President and CEO, Westaff,                      Director, General Magic
                        Inc. (temporary staffing), May                   (voice recognition
                        2001 to January 2002; Senior                     software) since November
                        Executive at the Charles                         2001; Director, Forward
                        Schwab Corporation from 1983                     Management, Inc. (asset
                        to 1999, including Chief                         management) since 2001;
                        Executive Officer, Charles                       Director, E-Finance
                        Schwab Investment Management,                    Corporation (credit
                        Inc. and Trustee, Schwab                         decisioning services)
                        Family of Funds and Schwab                       since 1999; Director,
                        Investments from 1997 to 1998                    Save-Daily.com (micro
                        and Executive Vice                               investing services) since
                        President-Retail Brokerage,                      1999; Formerly, Director,
                        Charles Schwab Investment                        Offroad Capital Inc.
                        Management from 1994 to 1997.                    (pre-public internet
                                                                         commerce company).
----------------------------------------------------------------------------------------------------
John P. Rosenthal (70)  Senior Vice President, Burnham   34              Director, 92nd Street Y
                        Securities Inc. (a registered                    (non-profit) since 1967;
                        broker-dealer) since 1991.                       Formerly, Director,
                                                                         Cancer Treatment
                                                                         Holdings, Inc.
----------------------------------------------------------------------------------------------------
Director who is an "Interested Person"
----------------------------------------------------------------------------------------------------
Jack L. Rivkin**  (62)  Executive Vice President and     34              Director, Dale Carnegie &
                        Chief Investment Officer,                        Associates, Inc. (private
                        Neuberger Berman since 2002                      company) since 1998;
                        and 2003, respectively;                          Director, Emagin Corp.
                        Director, NB Management since                    (public company) since
                        2002; Executive Vice                             1997; Director, Solbright
                        President, Citigroup                             Inc. (private company)
                        Investments, Executive Vice                      since 1998; Director,
                        President, Travelers Group,                      Infogate Corp. (private
                        Inc. and Senior Vice                             company) since 1997;
                        President, Tribeca                               Director, Broadway
                        Investments, LLC from 1996 to                    Television Network
                        2002.                                            (private company) since
                                                                         2000.
----------------------------------------------------------------------------------------------------

                                    CLASS III

----------------------------------------------------------------------------------------------------
Independent Fund Directors*
----------------------------------------------------------------------------------------------------
Walter G. Ehlers (69)   Consultant; Retired President    34
                        and Director, Teachers
                        Insurance & Annuity (TIAA) and
                        College Retirement Equities
                        Fund (CREF).
----------------------------------------------------------------------------------------------------
Robert A. Kavesh (75)   Professor of Finance and         34              Director, Delaware Labs
                        Economics, Stern School of                       (cosmetics) since 1978.
                        Business, New York University.
----------------------------------------------------------------------------------------------------

                                                 7

----------------------------------------------------------------------------------------------------
                                                         Number of
                                                         Portfolios in
                                                         Fund Complex    Other Directorships Held
Name, Age, and                                           Overseen by     Outside Fund Complex by
Address                 Principal Occupation(s)          Director        Director
----------------------------------------------------------------------------------------------------
Howard A. Mileaf (65)   Retired.  Formerly, Vice         34              Director, WHX Corporation
                        President and Special Counsel,                   (holding company) since
                        WHX Corporation (holding                         August 2002; Director,
                        company) 1993-2001.                              Webfinancial Corporation
                                                                         (holding company) since
                                                                         December 2002; Director,
                                                                         State Theatre of New Jersey
                                                                         (not-for-profit theater)
                                                                         since 2000; Formerly,
                                                                         Director, Kevlin
                                                                         Corporation (manufacturer
                                                                         of microwave and other
                                                                         products).
----------------------------------------------------------------------------------------------------
William E. Rulon (70)   Retired. Senior Vice             34              Director, Pro-Kids Golf
                        President, Foodmaker. Inc.                       and Learning Academy
                        (operator and franchiser of                      (teach golf and computer
                        restaurants) until January                       usage to "at risk"
                        1997.                                            children) since 1998;
                                                                         Director, Prandium, Inc.
                                                                         (restaurants) from March
                                                                         2001 until July 2002.
----------------------------------------------------------------------------------------------------
Candace L. Straight     Private investor and             34              Director, Providence
(55)                    consultant specializing in the                   Washington (property and
                        insurance industry; Advisory                     casualty insurance
                        Director, Securitas Capital                      company) since December
                        LLC (a global private equity                     1998; Director, Summit
                        investment firm dedicated to                     Global Partners
                        making investments in the                        (insurance brokerage
                        insurance sector).                               firm) since October 2000.
----------------------------------------------------------------------------------------------------
Director who is an "Interested Person"
----------------------------------------------------------------------------------------------------
Edward I. O'Brien**     Member, Investment Policy        34              Director, Legg Mason,
(74)                    Committee, Edward Jones 1993 -                   Inc. (financial services
                        2001; President, Securities                      holding company) since
                        Industry Association ("SIA")                     1993; Director, Boston
                        (securities industry's                           Financial Group (real
                        representative in government                     estate and tax shelters)
                        relations and regulatory                         1993-1999.
                        matters at the federal and
                        state levels) 1974 - 1992;
                        Adviser to SIA, November 1992
                        - November 1993.
----------------------------------------------------------------------------------------------------

    * Independent Fund Directors are those who are not associated with the Funds' investment adviser or sub-adviser or their affiliates, or with any broker-dealer used by the Funds, the investment adviser or the sub-adviser in the past six months.

    **Indicates a director who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Funds by virtue of the fact that each is an officer and/or director of NB Management and Executive Vice President of Neuberger Berman. Mr. O'Brien is an interested person of the Funds by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds or accounts for which NB Management serves as investment manager.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under Section 16(a) of the Securities Exchange Act of 1934, as amended ("1934 Act"), Section 30(h) of the 1940 Act and Securities and Exchange Commission ("SEC") regulations thereunder, certain of each Fund's officers and each Fund's Directors and portfolio managers, persons owning more than 10% of each Fund's stock and certain officers and partners of the Funds' investment manager and sub-adviser are required to report their transactions in each Fund's stock to the SEC, the New York Stock Exchange (with respect to Neuberger Berman Real Estate Income Fund Inc.) or the American Stock Exchange (with respect to the other Funds) and the Fund. Based solely on the review of Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman California Intermediate Municipal Fund Inc. and Neuberger Berman New York Intermediate Municipal Fund Inc. of the copies of such reports received by each such Fund, each Fund believes that, during its fiscal period ended October 31, 2002, all filing requirements applicable to such persons were met. Neuberger Berman Real Estate Income Fund Inc. did not commence operations until November 29, 2002; based solely on that Fund's review of the copies of such reports received by it since its commencement of operations, the Fund believes that, during this period, all filing requirements applicable to such persons were met. There may be persons who own more than 10% of a Fund of whom the Funds are unaware.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

      With respect to each of Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman California Intermediate Municipal Fund Inc. and Neuberger Berman New York Intermediate Municipal Fund Inc. the Board of Directors met three times during each Fund's fiscal period ended October 31, 2002, and each Director attended at least 75% of the total number of meetings of the Board and of any committee of which he or she was a member during that period. Neuberger Berman Real Estate Income Fund Inc. did not commence operations until November 29, 2002. From the organization of that Fund until October 31, 2002, the Board met twice, and each Director attended at least 75% of the total number of meetings of the Board and of any committee of which he or she was a member during that period.

      The Board has established several standing committees to oversee particular aspects of the Funds' management. The standing committees of the Board are described below. The standing committees of the Board described below did not meet during the fiscal period ended October 31, 2002 with respect to each of Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman California Intermediate Municipal Fund Inc. and Neuberger Berman New York Intermediate Municipal Fund Inc. The Portfolio Transactions Committee and the Audit Committee met on December 12, 2002. The Nominating Committee met on December 11, 2002.

      AUDIT COMMITTEE. The Audit Committee's purposes are (a) to oversee generally each Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee generally the quality and objectivity of the Fund's financial statements and the independent audit thereof; and (c) to act as a liaison between the Fund's independent auditors and the full Board. The Audit Committee is composed entirely of Independent Fund Directors; its members are John Cannon, Walter G. Ehlers, Cornelius T. Ryan (Chairman), and Peter P. Trapp. During the fiscal period ended October 31, 2002, the Committee did not meet. The Committee met on December 12, 2002 to discuss matters relating to the audit of

Fund financial statements for the fiscal period ended October 31, 2002 with respect to Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman California Intermediate Municipal Fund Inc. and Neuberger Berman New York Intermediate Municipal Fund Inc.

      CODE OF ETHICS COMMITTEE. The Code of Ethics Committee oversees the administration of each Fund's Code of Ethics, which restricts the personal securities transactions of employees, officers, and Directors. Its members are John Cannon, Faith Colish, Robert A. Kavesh (Chairman), and Edward I. O'Brien. All members except for Mr. O'Brien are Independent Fund Directors.

      CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for review and oversight of each Fund's principal contractual arrangements. Its members are Faith Colish (Chairwoman), Barry Hirsch, Howard A. Mileaf, William
E. Rulon and Tom D. Seip. All members are Independent Fund Directors.

      EXECUTIVE COMMITTEE. The Executive Committee has all the powers of the Directors when the Directors are not in session. Its members are John Cannon, Faith Colish, Jack L. Rivkin, John P. Rosenthal, William E. Rulon, Cornelius T. Ryan and Peter E. Sundman (Chairman). All members except for Mr. Rivkin and Mr. Sundman are Independent Fund Directors.

      NOMINATING COMMITTEE. The Nominating Committee is responsible for nominating individuals to serve as Directors, including as Independent Fund Directors, as members of committees, and as officers of each Fund. Its members are C. Anne Harvey, Barry Hirsch, Howard A. Mileaf (Chairman), Cornelius T. Ryan and Tom D. Seip. All members are Independent Fund Directors. The Committee will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180.

      PORTFOLIO TRANSACTIONS COMMITTEE. The Portfolio Transactions Committee from time to time reviews, among other things, quality of execution of portfolio trades, actual and potential uses of portfolio brokerage commissions, agency cross-transactions, information relating to the commissions charged by Neuberger Berman to the Funds and to its other customers, and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. The Committee is composed entirely of Independent Fund Directors; its members are Faith Colish, Walter G. Ehlers, C. Anne Harvey, Candace L. Straight (Chairwoman) and Peter P. Trapp.

      PRICING COMMITTEE. The Pricing Committee oversees the procedures for pricing the Funds' portfolio securities, and from time to time may be called upon to establish or ratify the fair value of portfolio securities for which market prices are not readily available. Its members are Robert A. Kavesh, Edward I. O'Brien, Jack L. Rivkin, John P. Rosenthal (Chairman), Tom D. Seip and Peter P. Trapp. All members except for Mr. Rivkin and Mr. O'Brien are Independent Fund Directors.

OWNERSHIP OF SECURITIES

      Set forth below is the dollar range of equity securities owned by each Director as of December 31, 2002.

-------------------------------------------------------------------------------
Name of Director                                   Aggregate Dollar Range of
                                                   Equity Securities in all
                      Dollar Range of Equity       Registered Investment
                      Securities Owned in each     Companies Overseen by
                      Fund*                        Director in Family of
                                                   Investment Companies*
------------------------------------------------------------------------------
Independent Fund Directors
------------------------------------------------------------------------------
John Cannon           None                         $50,001 - $100,000
------------------------------------------------------------------------------
Faith Colish          None                         Over $100,000
------------------------------------------------------------------------------
Walter G. Ehlers      None                         Over $100,000
------------------------------------------------------------------------------
C. Anne Harvey        None                         $10,001 - $50,000
------------------------------------------------------------------------------
Barry Hirsch          None                         Over $100,000
------------------------------------------------------------------------------
Robert A. Kavesh      None                         $10,001 - $50,000
------------------------------------------------------------------------------
Howard A. Mileaf      None                         Over $100,000
------------------------------------------------------------------------------
John P. Rosenthal     None                         Over $100,000
------------------------------------------------------------------------------
William E. Rulon      None                         Over $100,000
------------------------------------------------------------------------------
Cornelius T. Ryan     None                         Over $100,000
------------------------------------------------------------------------------
Tom Decker Seip       None                         $1 - $10,000
------------------------------------------------------------------------------
Candace L. Straight   None                         Over $100,000
------------------------------------------------------------------------------
Peter P. Trapp        None                         $10,001 - $50,000
------------------------------------------------------------------------------
Directors who are "Interested Persons"
------------------------------------------------------------------------------
Edward I. O'Brien     None                         Over $100,000
------------------------------------------------------------------------------
Jack L. Rivkin**      None                         None
------------------------------------------------------------------------------
Peter E. Sundman      None                         Over $100,000
------------------------------------------------------------------------------

*Valuation as of December 31, 2002.
** Mr. Rivkin became a director and officer of each Fund on December 12, 2002.

INDEPENDENT FUND DIRECTORS' OWNERSHIP OF SECURITIES

      As of December 31, 2002, no Independent Fund Director (or his/her immediate family members) owned securities of Neuberger Berman or securities in an entity controlling, controlled by or under common control with Neuberger Berman (not including registered investment companies).

OFFICERS OF THE FUNDS

      The following table sets forth certain information regarding the officers of the Funds. Except as otherwise noted, each individual has held the positions shown in the table below for at least the last five years. The business address of each listed person is 605 Third Avenue, New York, New York 10158. Officers of the Funds are appointed by the Directors and serve at the pleasure of the Board.

------------------------------------------------------------------------------------------------------
                                   Position and Length of
                                   ----------------------
Name, Age, and Address                  Time Served                  Principal Occupation(s)
----------------------                  -----------                  -----------------------
------------------------------------------------------------------------------------------------------
Claudia A. Brandon (46)            Secretary since 2002          Vice President-Mutual Fund Board
                                                                 Relations, NB Management since
                                                                 2000; Vice President, Neuberger
                                                                 Berman since 2002 and employee
                                                                 since 1999; Vice President, NB
                                                                 Management from 1986 to 1999;
                                                                 Secretary, seven registered
                                                                 investment companies for which NB
                                                                 Management acts as investment
                                                                 manager and administrator (four
                                                                 since 2002).
------------------------------------------------------------------------------------------------------
Robert Conti (46)                  Vice President since 2002     Senior Vice President, Neuberger
                                                                 Berman since 2003; Vice President,
                                                                 Neuberger Berman from 1999 until
                                                                 2003; Senior Vice President, NB
                                                                 Management since 2000; Controller,
                                                                 NB Management until 1996;
                                                                 Treasurer, NB Management from 1996
                                                                 until 1999; Vice President, seven
                                                                 registered investment companies for
                                                                 which NB Management acts as
                                                                 investment manager and
                                                                 administrator (three since 2000 and
                                                                 four since 2002).
------------------------------------------------------------------------------------------------------
Brian J. Gaffney (49)              Vice President since 2002     Managing Director, Neuberger Berman
                                                                 since 1999; Senior Vice President,
                                                                 NB Management since 2000; Vice
                                                                 President, NB Management from 1997
                                                                 until 1999; Vice President, seven
                                                                 registered investment companies for
                                                                 which NB Management acts as
                                                                 investment manager and
                                                                 administrator (three since 2000 and
                                                                 four since 2002).
------------------------------------------------------------------------------------------------------
Sheila R. James (37)             Assistant Secretary since 2002  Employee, Neuberger Berman since
                                                                 1999; Employee, NB Management from
                                                                 1991 to 1999; Assistant Secretary,
                                                                 seven registered investment
                                                                 companies for which NB Management
                                                                 acts as investment manager and
                                                                 administrator since 2002.
------------------------------------------------------------------------------------------------------
John M. McGovern (32)            Assistant Treasurer since 2002  Employee, NB Management since 1993;
                                                                 Assistant Treasurer, seven
                                                                 registered investment companies for
                                                                 which NB Management acts as
                                                                 investment manager and
                                                                 administrator since 2002.
------------------------------------------------------------------------------------------------------

                                       12

------------------------------------------------------------------------------------------------------
                                   Position and Length of
                                   ----------------------
Name, Age, and Address                  Time Served                  Principal Occupation(s)
----------------------                  -----------                  -----------------------
------------------------------------------------------------------------------------------------------
Barbara Muinos (44)                Treasurer and Principal       Vice President, Neuberger Berman
                                   Financial and Accounting      since 1999; Assistant Vice
                                      Officer since 2002         President, NB Management from 1993
                                                                 to 1999; Treasurer and Principal
                                                                 Financial and Accounting Officer,
                                                                 seven registered investment
                                                                 companies for which NB Management
                                                                 acts as investment manager and
                                                                 administrator since 2002; Assistant
                                                                 Treasurer of three registered
                                                                 investment companies for which NB
                                                                 Management acts as investment
                                                                 manager and administrator from 1996
                                                                 until 2002.
------------------------------------------------------------------------------------------------------
Frederic B. Soule (56)             Vice President since 2002     Senior Vice President, Neuberger
                                                                 Berman since 2003; Vice President,
                                                                 Neuberger Berman from 1999 until
                                                                 2003; Vice President, NB Management
                                                                 from 1995 until 1999; Vice
                                                                 President, seven registered
                                                                 investment companies for which NB
                                                                 Management acts as investment
                                                                 manager and administrator (three
                                                                 since 2000 and four since 2002).
------------------------------------------------------------------------------------------------------
Trani Wyman (33)                 Assistant Treasurer since 2002  Employee, NB Management since
                                                                 1991;  Assistant Treasurer, seven
                                                                 registered investment companies for
                                                                 which NB Management acts as
                                                                 investment manager and
                                                                 administrator since 2002.
------------------------------------------------------------------------------------------------------

COMPENSATION OF DIRECTORS

      The following table sets forth information concerning the compensation of the Directors of the Funds. The Funds do not have any retirement plan for their Directors. The Funds have not completed a full year since their organization. It is estimated that the Directors will receive the amounts set forth in the following table from each Fund for the fiscal year ending October 31, 2003. For the calendar year ended December 31, 2002, the Directors received the compensation set forth in the following table for serving as Trustees of other investment companies in the "Fund Complex." Each officer and Director who is a director, officer, partner or employee of NB Management, Neuberger Berman or any entity controlling, controlled by or under common control with NB Management or Neuberger Berman serves as a Fund Director and/or officer without any compensation from the Funds.

                                   TABLE OF COMPENSATION

                                     Estimated Aggregate        Total Compensation from 7
                                         Compensation      Registered Investment Companies in
                                      from each Fund for    the Neuberger Berman Fund Complex
                                      Fiscal Year Ending     Paid to Directors for Calendar
Name and Position with each Fund           10/31/03                Year Ended 12/31/02
--------------------------------           --------                -------------------
Independent Fund Directors

John Cannon                                 $2,060                       $77,500
Director

Faith Colish                                $2,060                       $77,500
Director

Walter G. Ehlers                            $2,060                       $77,500
Director

C. Anne Harvey                              $2,060                       $77,500
Director

Barry Hirsch                                $2,060                       $77,500
Director

Robert A. Kavesh                            $2,060                       $77,500
Director

Howard A. Mileaf                            $2,060                       $77,500
Director

John P. Rosenthal                           $2,060                       $70,000
Director

William E. Rulon                            $2,060                       $77,500
Director

Cornelius T. Ryan                           $2,060                       $77,500
Director

Tom Decker Seip                             $2,060                       $77,500
Director

Candace L. Straight                         $2,060                       $77,500
Director

Peter P. Trapp                              $2,060                       $62,500
Director

                                       14

                                     Estimated Aggregate        Total Compensation from 7
                                         Compensation      Registered Investment Companies in
                                      from each Fund for    the Neuberger Berman Fund Complex
                                      Fiscal Year Ending     Paid to Directors for Calendar
Name and Position with each Fund           10/31/03                Year Ended 12/31/02
--------------------------------           --------                -------------------
Directors who are "Interested Persons"

Edward I. O'Brien                           $2,060                       $70,000
Director

Jack L. Rivkin*                               $0                           $0
Director and President

Peter E. Sundman                              $0                           $0
Director, Chairman of the Board
and Chief Executive Officer

      * Mr. Rivkin became a director and officer of each Fund on December 12, 2002.

      Directors must be elected by a vote of a plurality of the outstanding Common Shares and AMPS of each Fund, voting together.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE "FOR" THE NOMINEES.

                 INFORMATION ON THE FUNDS' INDEPENDENT AUDITORS

      Financial statements for Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman California Intermediate Municipal Fund Inc. and Neuberger Berman New York Intermediate Municipal Fund Inc. for the fiscal period ended October 31, 2002 were audited by Ernst & Young LLP. Because Neuberger Berman Real Estate Income Fund Inc. commenced operations on November 29, 2002, it does not yet have audited financial statements. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as independent auditors for each Fund and provides audit services, tax return preparation and assistance and consultation in connection with the review of each Fund's filings with the SEC. In the opinion of the Audit Committee, the services provided by Ernst & Young LLP are compatible with maintaining the independence of the Funds' auditors. The Board of Directors of each Fund has selected Ernst & Young LLP as the independent auditors for the Fund for the fiscal year ending October 31, 2003. Ernst & Young LLP has been each Fund's independent auditors since the Fund's inception. Ernst & Young LLP has informed the Funds that it has no material direct or indirect financial interest in any Fund.

      Representatives of Ernst & Young LLP are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

      The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements of Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman California Intermediate Municipal Fund Inc. and Neuberger Berman New York Intermediate Municipal Fund Inc. for the fiscal period ended October 31, 2002 and the review of the financial statements included in the Funds' annual report to stockholders were $17,600 for each Fund ($52, 800 for all three Funds).

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

      Ernst & Young LLP billed no fees for professional services rendered to Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman California Intermediate Municipal Fund Inc. and Neuberger Berman New York Intermediate Municipal Fund Inc. for information technology services relating to financial information systems design and implementation for each Fund's fiscal period ended October 31, 2002 (Neuberger Berman Real Estate Income Fund Inc. commenced operations on November 29, 2002). Similarly, Ernst & Young LLP billed no fees for professional services rendered to NB Management for information technology services relating to financial information systems design and implementation for the calendar year ended December 31, 2002.

ALL OTHER FEES

      With respect to Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman California Intermediate Municipal Fund Inc. and Neuberger Berman New York Intermediate Municipal Fund Inc., there were no fees billed by Ernst & Young LLP for the fiscal period ended October 31, 2002 (Neuberger Berman Real Estate Income Fund Inc. did not commence operations until November 29,
2002). Aggregate fees billed by Ernst & Young LLP during the fiscal period ended October 31, 2002 for other services provided to the Funds, NB Management or Neuberger Berman were $595,807. The Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of Ernst & Young LLP.


                                  OTHER MATTERS

      No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of stockholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of each respective Fund.

                              STOCKHOLDER PROPOSALS

      Each Fund's Bylaws require stockholders wishing to nominate Directors or make proposals to be voted on at the Fund's annual meeting to provide notice of the proposals in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Fund, and received by the Secretary not less than 90 days in advance of the anniversary of the date of the Fund's proxy statement released to stockholders in connection with the previous year's annual meeting. In order to be considered at the Funds' 2004 annual meeting, stockholder proposals must be received by the Fund no later than November 1, 2003 and must satisfy the other requirements of the federal securities laws.

                   NOTICE TO BANKS, BROKER-DEALERS AND VOTING
                           TRUSTEES AND THEIR NOMINEES

      Please advise the Funds, at 605 Third Avenue New York, New York 10158, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to such beneficial owners of shares.



                                            By order of the Board of Directors,



                                            Claudia A. Brandon
                                            Secretary
Dated: January 30, 2003

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

                NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
                  NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.

      The Audit Committee of the Board of Directors of each Neuberger Berman Fund listed above (each a "Fund") shall be composed entirely of independent directors .

      The purposes of the Audit Committee shall be:

      (a) to oversee generally the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

      (b) to oversee generally the quality and objectivity of the Funds' financial statements and the independent audit thereof; and

      (c) to act as a liaison between the Funds' independent auditors and the full Board.

      To carry out its purposes, the Audit Committee shall have the following duties and powers:

      (a) to recommend to the Board auditors to be retained for the next fiscal year and, in connection therewith, to evaluate the independence of such auditors, including the nature and extent of any consulting services the independent auditors or their affiliates may provide to NBMI or its affiliates, and to receive annually the auditors' specific representations as to their independence;

      (b) to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit; (iii) to consider the independent auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and NBMI's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and stockholders;

      (c) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by NBMI or the auditors;

      (d) to review the fees charged by the auditors for audit and non-audit services;

      (e) to investigate improprieties or suspected improprieties in Fund operations; and

      (f) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

      The Committee shall meet at least annually and shall be empowered to hold special meetings as circumstances require.

      The Committee shall regularly meet with the Treasurer of the Funds and shall seek to meet with internal auditors, if any, for NBMI as circumstances warrant.

      The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Funds.

      Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of NBMI or the Funds' independent auditors. The function of the Audit Committee shall be oversight, and it shall be the responsibility of NBMI to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit and report thereon to the Board and stockholders, as required by law.

      The Committee shall review this Charter at least annually and recommend any changes to the full Board.



Approved:  September 12, 2002

                                   APPENDIX B

                             AUDIT COMMITTEE REPORT

                NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
                             (THE "MUNICIPAL FUNDS")
                  NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
                (TOGETHER WITH THE MUNICIPAL FUNDS, THE "FUNDS")


      The Audit Committee of the Boards of Directors of the Funds operates pursuant to a Charter dated September 12, 2002, which sets forth the role of the Audit Committee in the Funds' financial reporting process. Pursuant to the Charter, the role of the Audit Committee is to assist the Board of Directors in its oversight of the financial reporting process by, among other things, reviewing the scope and results of the Funds' annual audit with the Funds' independent auditors and recommending the initial and ongoing engagement of such auditors. Fund management is responsible for the preparation, presentation and integrity of the Funds' financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the Fund are responsible for planning and carrying out proper audits and reviews.

      The Audit Committee met on December 12, 2002 to review each Municipal Fund's audited financial statements for the fiscal period ended October 31, 2002. In performing this oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the Municipal Funds' management and their independent auditors, Ernst & Young LLP ("E&Y"). The Audit Committee has discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 61, and has received the written disclosures and the letter from E&Y required by Independence Standards Board Standard No. 1. The Audit Committee also has discussed with E&Y its independence.

      The members of the Audit Committee, are not experts in the fields of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and E&Y.

      Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in each Municipal Fund's Annual Report to Stockholders for the fiscal period ended October 31, 2002.

      The members of the Audit Committee are listed below. Each has been determined to be independent pursuant to American Stock Exchange Rule 121B(b)(1) and New York Stock Exchange Rule 303.01.

John Cannon
Walter G. Ehlers
Cornelius T. Ryan (Chairman)
Peter P. Trapp

January 15, 2003

                                   APPENDIX C

                                   PROXY CARD

                NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
                  NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.

***Control Number: 999 999 999 999 99***


                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             TUESDAY, MARCH 4, 2003

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS OF NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC., NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC., NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC. AND NEUBERGER BERMAN REAL ESTATE INCOME FUND INC. (EACH, A "FUND" AND COLLECTIVELY, THE "FUNDS"), AND RELATES TO THE ELECTION OF DIRECTORS ON BEHALF OF EACH FUND. The undersigned hereby appoints as proxies Robert Conti, Frederic B. Soule and Claudia A. Brandon, and each of them (with power of substitution), to vote all shares of common stock and/or preferred stock of the undersigned in any of the Funds at the Annual Meeting of Stockholders to be held at 10:30 a.m., Eastern time, on March 4, 2003, at the offices of the Funds, 605 Third Avenue, 41st Floor, New York, NY 10158-3698, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

      The shares of common stock and/or preferred stock represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all nominees for director named in the Funds' proxy statement relating to the Meeting and discretionary power to vote upon such other business as may properly come before the Meeting.




                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-888-221-0697
                          OR LOG ON TO WWW.PROXYWEB.COM

               YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES OF
                STOCK YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR
               INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [SYMBOL]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


1.  To elect five Class I Directors to        FOR all nominees     WITHHOLD
    serve until the annual meeting of         listed (except       authority to
    stockholders in 2006, or until their      as marked to the     vote for all
    successors are elected and qualified.     contrary at left)    nominees

    ALL FUNDS                                       [  ]              [  ]

    (01) Faith Colish

    (02) C. Anne Harvey

    (03) Cornelius T. Ryan

    (04) Peter E. Sundman

    (05) Peter P. Trapp

--------------------------------------------------------------------------------

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE ABOVE.

CHECK BOX IF YOU PLAN ON ATTENDING STOCKHOLDER MEETING.               [  ]

                           PLEASE SIGN ON REVERSE SIDE

Date ________________________________, 2003


--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

 Signature (owner, joint owners, trustee, custodian, etc.) (PLEASE SIGN IN BOX)

                                       3